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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            PROTOCOL SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                       [LOGO OF PROTOCOL SYSTEMS, INC.]

                           8500 S.W. Creekside Place
                              Beaverton, OR 97008
                                (503) 526-8500

                               ----------------

                           NOTICE OF POSTPONEMENT OF
                        ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

To the Shareholders of
Protocol Systems, Inc.:

  NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Protocol Systems, Inc. (the "Company") originally scheduled to be held on Tuesday, May 16, 2000, has been rescheduled to Thursday, May 25, 2000 at 10:30 a.m., local time. The rescheduled Annual Meeting will be held at the Company's offices at 8500 S.W. Creekside Place, Beaverton, Oregon 97008 for the following purposes:

  1. Election of Directors. To elect three directors, two for a three-year term and one for a one-year term;

  2. Approval of Amendment to 1998 Stock Incentive Plan. To approve an amendment to the Protocol Systems, Inc. 1998 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder from 500,000 to 900,000;

  3. Ratification of Appointment of Auditors. To ratify the appointment by the Board of Directors of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and

  4. Other Business. To transact such other business as may properly come before the meeting or any adjournments thereof.

  A Proxy Statement describing the matters to be considered at the Annual Meeting was mailed to shareholders on or about April 14, 2000. A Supplement to Proxy Statement correcting certain information in the Proxy Statement that was incorrect and providing certain information that was omitted from the Proxy Statement is attached to this Notice of Postponement of Annual Meeting of Shareholders. Only shareholders of record at the close of business on March 17, 2000 will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                          By Order of the Board,

                                          /s/ Robert F. Adrion

                                          Robert F. Adrion
                                          President and Chief Executive
                                           Officer

Beaverton, Oregon
May 3, 2000

                            PROTOCOL SYSTEMS, INC.
                           8500 S.W. Creekside Place
                              Beaverton, OR 97008
                                (503) 526-8500

                         SUPPLEMENT TO PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                PREVIOUSLY SCHEDULED TO BE HELD ON MAY 16, 2000
                           POSTPONED TO MAY 25, 2000

Dear Shareholder:

  On or about April 14, 2000, we mailed you a Notice of Annual Meeting of Shareholders and Proxy Statement dated April 10, 2000 (the "Proxy Statement") in connection with our Annual Meeting of Shareholders (the "Annual Meeting") that was previously scheduled to be held on May 16, 2000. The Annual Meeting has been rescheduled to be held on May 25, 2000.

  At the Annual Meeting, shareholders will be asked to elect three members of the Board of Directors, approve an amendment to the Company's 1998 Stock Incentive Plan, ratify the appointment by the Board of Directors of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2000, and transact such other business as may properly come before the meeting and any adjournments or postponements thereof. As a result of the postponement of the Annual Meeting, shareholders will have additional time to consider the information included in this Supplement to Proxy Statement and to complete and return proxies for voting on the matters to be considered at the Annual Meeting.

  After we mailed you the Proxy Statement, we determined that certain information included in the Proxy Statement regarding stock option exercises and holdings of our executive officers was incorrect and that certain information regarding long-term incentive awards had been omitted. Set forth below is the correct information about option exercises and holdings, which amends and replaces the information in the table at the bottom of Page 8 of the Proxy Statement, and certain previously omitted information regarding long-term incentive awards to Robert F. Adrion.

Option Exercises and Holdings

  The following table provides information, with respect to the named executive officers, concerning unexercised options held as of December 31, 1999. None of the named executive officers exercised any options during the year ended December 31, 1999.

                              Number of Securities      Value of Unexercised
                             Underlying Unexercised     In-the-Money Options
                                Options at FY-End           at FY-End(1)
                            ------------------------- -------------------------
Name                        Exercisable Unexercisable Exercisable Unexercisable
----                        ----------- ------------- ----------- -------------
Robert F. Adrion...........       --       200,000          --      $100,000
David F. Bolender..........   106,333       26,667     $ 18,000       30,000
James P. Fee, Jr. .........    95,321       36,346      282,054       52,500
Carl P. Hollstein, Jr. ....    45,750       35,250       52,500       52,500
Allen L. Oyler.............    34,250       35,750       33,750       52,500
James P. Welch.............    48,884       38,250      112,713       52,500

--------
(1) The value of unexercised in-the-money options is based on the difference between $9.00, which was the closing price of the Common Stock on December 31, 1999, and the applicable exercise price.

Long-Term Incentive Plan Awards

  The following table provides information concerning long-term incentive plan awards during the year ended December 31, 1999.

                                                    Estimated Future Payouts(1)
                                                    ---------------------------
                                                                        Maximum
                               Performance or Other Threshold  Target   Number
                      Number       Period Until     Number of  Number     of
  Name               of Shares Maturation or Payout  Shares   of Shares Shares
  ----               --------- -------------------- --------- --------- -------
Robert F. Adrion....  20,000    8/31/99 - 1/31/02        0     20,000   20,000
                      20,000    8/31/99 - 1/31/03        0     20,000   20,000
                      20,000    8/31/99 - 1/31/04        0     20,000   20,000

--------
(1) Payouts of awards are conditioned upon achievement of specified levels of appreciation in the market price of the Common Stock during the specified performance period and Mr. Adrion's continued employment with the Company at the end of the performance period. No payout will be made if these conditions are not satisfied as of the end of the specified performance period. The full amount of the award will be paid if these conditions are satisfied as of the end of the specified performance period.

  The following paragraph amends and replaces the first full paragraph on page 11 of the Proxy Statement.

  Chief Executive Officer Compensation. Effective August 1, 1999 Robert F. Adrion was hired as the Company's President and Chief Executive Officer. Mr. Adrion's base annual salary was fixed at $300,000 with an annual cash incentive opportunity of up to 60% of base salary based on achievement of target goals established each year by the Compensation Committee. Mr. Adrion was also awarded options to purchase 200,000 shares of Common Stock at an exercise price equal to fair market value of the Common Stock on the date of grant which vest annually over four years. Mr. Adrion was also awarded the right to receive 20,000 shares of Common Stock on each of January 31, 2002, 2003 and 2004 conditioned upon achievement of specified levels of appreciation in the market price of the Common Stock during the periods from August 1, 1999 to the specified dates and Mr. Adrion's continued employment with the Company on the specified dates. Mr. Adrion's compensation package was determined by the Compensation Committee based on Mr. Adrion's previous experience, the results of surveys and analysis of the compensation levels of other similar companies and negotiations with Mr. Adrion. Mr. Adrion received a cash incentive payment of $70,000 for 1999 based on the achievement of the target goals established by the Compensation Committee.

  It is important that proxies be returned promptly. Therefore, whether or not you plan to be present in person at the Annual Meeting, please date, sign and complete the proxy card previously delivered to you and return it in the envelope that was provided. If you have voted by proxy and wish to revoke your proxy you may do so at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Corporate Secretary, Protocol Systems, Inc., 8500 S.W. Creekside Place, Beaverton, Oregon 97008, or by attending the Annual Meeting and voting in person. All valid, unrevoked proxies will be voted at the Annual Meeting. If you would like a new proxy card, please call the Company at 503-350-4725 and ask for Stock Administration.

                                          Very truly yours,

                                          /s/ Robert F. Adrion

                                          Robert F. Adrion
                                          President and Chief Executive
                                           Officer

May 3, 2000